Income Taxes	3 Months Ended
Jun. 30, 2012
Income Taxes
Income Tax Disclosure

NOTE 9-               PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities.  Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return.  Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At March 31, 2012 the Company had no deferred tax assets.

At March 31, 2012, the Company had a net operating profit in the amount of amount of $86,846, all of which occurring within the Province of Ontario, Canada, and is offset by net loss carry forward and hence no income tax is due.

A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the periods ended March 31, 2012 and 2011 is summarized as follows:

	2012	2011
Federal statutory rate	(34.0)%	(34.0)%
State income taxes, net of federal benefits	3.3	3.3
Valuation allowance	30.7	30.7
	0%	0%

	2011	2010
Canadian Federal statutory rate	3.5%	3.5%
Canadian Provincial income taxes, net of federal benefits	12.0	12.0
Valuation allowance	0.0	0.0
	15.5%	15.5%